Exhibit 99.1
February 27, 2007
MEDIA CONTACT: Rose B. Cummings, APR
Executive Director of Corporate Communications
(704) 858-5199
media@suncom.com
ANALYST CONTACT: Steven M. Somers, CFA
Executive Director of Investor Relations
& Corporate Development
(610) 651-5900
ssomers@suncom.com
SunCom Wireless Reports 2006 Fourth Quarter and Year End Results
Company Generates Improved ARPU and Increase in Subscribers;
Well Positioned for Continued Improvement in 2007
BERWYN, Pa. – SunCom Wireless Holdings, Inc. (OTC BB: SWSH.OB) today reported financial results for the fourth quarter and year ended December 31, 2006. Adjusted EBITDA in the fourth quarter was $30.8 million compared with ($13.6) million in the fourth quarter of 2005, driven by higher average revenue per user (ARPU), lower operating costs and an increase in the number of subscribers as compared to the fourth quarter of 2005. Full year 2006 adjusted EBITDA was $92.9 million compared with $31.1 million for 2005. Net cash used in operating activities was $28.5 million for the fourth quarter versus $32.8 million a year ago while net cash used in operations for the full year was $76.5 million compared with $73.3 million for 2005.
ARPU increased over 6% from $51.93 in the fourth quarter of 2005 to $55.17 in the fourth quarter of 2006 as a result of higher access revenues and increased feature revenues. The company added 41,609 net subscribers in the fourth quarter on gross additions of 119,680, leading to 1,087,192 total subscribers at year end. Monthly churn for the fourth quarter of 2006 was 2.4 percent, down from 2.7 percent in the fourth quarter of 2005.

The ARPU gain and the higher subscriber count produced service revenues of $178.7 million, a 4.4 percent increase over service revenues of $171.1 million in the third quarter of 2006.
“We are committed to delivering excellent products and services and are focused on offering the highest-value plans in the market,” said Mike Kalogris, SunCom’s Chairman and CEO. “Our 12.6 percent increase in subscribers in 2006 is a consumer vote of confidence in our strategy. The great work of SunCom associates, and their strong commitment to delivering the best possible service to our customers, has established a solid foundation on which we will continue to grow and improve our business in 2007.”
For the full year, the company added approximately 121,000 subscribers.
Financial Highlights: (Refer to Schedule 1 for a reconciliation of non-GAAP financial measures)
•	Adjusted EBITDA in the fourth quarter was $30.8 million compared with ($13.6) million in the fourth quarter of 2005. Net cash used by operating activities was $28.5 million in the fourth quarter, compared with net cash used by operating activities of $32.8 million in the fourth quarter of 2005.

•	Service revenue in the fourth quarter was $178.7 million, a 19.4 percent increase over service revenue of $149.6 million in the fourth quarter of 2005.

•	Roaming revenue was $21.2 million in the fourth quarter, a decline of 5.7 percent from $22.5 million in the fourth quarter of 2005. Total roaming minutes were 297.0 million in the fourth quarter compared to 265.4 million minutes in the fourth quarter of 2005.

•	ARPU was $55.17 in the fourth quarter compared to $51.93 in the fourth quarter of 2005. The increase is a result of higher access revenues and increased feature revenues.

•	Subscribers at year end were 1,087,192 compared to 965,822 at the end of 2005, an increase of 12.6 percent, reflecting a net subscriber increase of 121,370.

•	Monthly churn was 2.4 percent in the fourth quarter, a decline from 2.7 percent in the fourth quarter of 2005.

•	Cost of service was $64.9 million in the fourth quarter of 2006 compared to $73.9 million in the fourth quarter of 2005. The decrease was mostly the result of the decommissioning of the TDMA network and better toll rates.

•	Cost per gross addition (CPGA) was $386 in the fourth quarter of 2006 compared to $395 in the fourth quarter of 2005.

•	Capital expenditures were $19.1 million in the fourth quarter and $68.5 million for the full year.

•	The company ended the year with $197.0 million in cash and short-term investments.
Recent Developments
On January 31, 2007, SunCom announced that the company and its subsidiaries reached a consensual agreement with bondholders who hold or beneficially own approximately 95% of its outstanding subordinated notes to exchange their notes for approximately 87.5% of SunCom Wireless Holdings’ common stock. The move is intended to reduce the face value of SunCom’s debt by approximately $708.4 million and annual interest payments by approximately $64 million, providing the company greater financial flexibility. Completion of the exchange is expected in the second quarter of 2007, subject to approval by SunCom Wireless Holdings shareholders, regulatory approval and other customary closing conditions.
About SunCom Wireless
SunCom Wireless is a leader in offering digital wireless communications services to consumers in the Southeastern United States, Puerto Rico and the U.S. Virgin Islands. With more than 1 million subscribers, SunCom is committed to being a different kind of wireless company focused on treating customers with respect, offering simple, straightforward plans and providing access to the largest GSM network and the latest technology choices. SunCom Wireless is a proud provider of Wireless AMBER Alerts. For more information about SunCom products and services, visit www.suncom.com or call 877-CALL-SUN (1-877-225-5786).

SUNCOM WIRELESS HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2006	2005
	(Dollars in thousands, except par value)
	(Unaudited)
ASSETS:
Current assets:
Cash and cash equivalents	$37,683	$16,083
Short-term investments	157,600	334,046
Restricted cash and short-term investments	1,668	—
Accounts receivable, net of allowance for doubtful accounts of $8,895 and $12,352, respectively	96,255	82,898
Accounts receivable – roaming partners	14,811	18,188
Inventory, net	27,441	23,930
Prepaid expenses	16,446	13,492
Assets held for sale	11,446	—
Other current assets	11,960	12,476

Total current assets	375,310	501,113

Long term assets:
Property and equipment, net	480,880	650,284
Intangible assets, net	794,250	844,498
Other long-term assets	4,419	4,324

Total assets	$1,654,859	$2,000,219

LIABILITIES AND STOCKHOLDERS’ DEFICIT:
Current liabilities:
Accounts payable	$71,602	$97,355
Accrued liabilities	89,134	89,365
Current portion of long term debt	2,810	2,786
Other current liabilities	24,937	23,271

Total current liabilities	188,483	212,777

Long-term debt:
Capital lease obligations	531	864
Senior secured term loan	242,500	245,000
Senior notes	714,341	713,148

Senior long-term debt	957,372	959,012

Subordinated notes	732,365	730,339

Total long-term debt	1,689,737	1,689,351

Deferred income taxes, net	143,124	128,419
Deferred revenue	1,766	1,809
Deferred gain on sale of property and equipment	46,173	48,530
Other	2,468	2,483

Total liabilities	2,071,751	2,083,369

Commitments and contingencies	—	—
Non-controlling interest – Variable interest entity	—	116

Stockholders’ deficit
Series B Preferred Stock, $0.01 par value, 50,000,000 shares authorized; no shares issued or outstanding as of December 31, 2006 and December 31, 2005	—	—
Series C Convertible Preferred Stock, $0.01 par value, 3,000,000 shares authorized; no shares issued or outstanding as of December 31, 2006 and December 31, 2005	—	—
Preferred stock, $0.01 par value, 17,000,000 shares authorized; no shares issued or outstanding as of December 31, 2006 and December 31, 2005	—	—
Class A Common Stock, $0.01 par value, 520,000,000 shares authorized; 65,112,383 shares issued and 63,331,189 shares outstanding as of December 31, 2006 and 64,030,417 shares issued and 62,743,080 shares outstanding as of December 31, 2005	633	627
Class B Non-voting Common Stock, $0.01 par value, 60,000,000 shares authorized; 7,926,099 shares issued and outstanding as of December 31, 2006 and December 31, 2005	79	79
Additional paid-in capital	611,961	607,849
Accumulated deficit	(1,027,824)	(690,446)
Class A common stock held in trust	(173)	(145)
Deferred compensation	173	145
Class A common stock held in treasury, at cost (1,781,194 and 1,287,337 shares, respectively)	(1,741)	(1,375)

Total stockholders’ deficit	(416,892)	(83,266)

Total liabilities and stockholders’ deficit	$1,654,859	$2,000,219

SUNCOM WIRELESS HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005
	(Dollars in thousands, except per share amounts)
		(Unaudited)
Revenues:
Service	$178,668	$149,623	$669,671	$635,038
Roaming	21,228	22,509	85,716	103,605
Equipment	25,349	22,706	97,492	87,515

Total revenues	225,245	194,838	852,879	826,158

Expenses:
Cost of service	64,858	73,896	266,214	270,782
Cost of equipment	41,579	37,756	151,073	167,123
Selling, general and administrative	88,575	98,026	345,006	366,251
Termination benefits and other related charges	(95)	—	1,841	—
Asset impairment	—	47,700	—	47,700
Depreciation and asset disposal	21,284	103,757	230,834	282,258
Amortization	8,488	12,589	39,883	59,449

Total operating expenses	224,689	373,724	1,034,851	1,193,563

Income (loss) from operations	556	(178,886)	(181,972)	(367,405)

Interest expense	(38,357)	(37,178)	(152,659)	(148,619)
Other expense	—	—	—	(314)
Interest and other income	2,940	4,117	13,557	15,093

Loss before taxes	(34,861)	(211,947)	(321,074)	(501,245)
Income tax benefit (provision)	(4,423)	15,845	(16,304)	4,437

Net loss	$(39,284)	$(196,102)	$(337,378)	$(496,808)

Net loss per common share (basic and diluted)	$(0.57)	$(2.87)	$(4.91)	$(7.30)

Weighted average common shares outstanding (basic and diluted)	68,955,155	68,274,821	68,729,756	68,042,715

SUNCOM WIRELESS HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2006	2005
	(Dollars in thousands)
	(Unaudited)
Cash flows from operating activities:
Net loss	$(337,378)	$(496,808)
Adjustments to reconcile net loss to net cash used in operating activities, net of effects from acquisitions and divestitures:
Asset impairment	—	47,700
Depreciation, asset disposal and amortization	270,717	341,707
Accretion of interest	4,573	4,611
Bad debt expense	23,443	16,145
Non-cash compensation	4,118	9,083
Deferred income taxes	14,815	(6,130)
Other non-operating losses	—	314
Change in operating assets and liabilities:
Accounts receivable	(35,115)	(8,976)
Inventory	(3,511)	(5,714)
Prepaid expenses and other current assets	(297)	(8,024)
Intangible and other assets	(95)	955
Accounts payable	(18,185)	28,336
Accrued payroll and liabilities	1,212	4,546
Deferred revenue	4,384	1,349
Accrued interest	71	(437)
Other liabilities	(5,291)	(1,931)

Net cash used in operating activities	(76,539)	(73,274)

Cash flows from investing activities:
Purchase of available for sale securities	(796,854)	(1,796,700)
Proceeds from sale of available for sale securities	972,300	1,955,254
Capital expenditures	(68,492)	(137,967)
Refund of FCC license deposit	—	6,552
Proceeds from sale of assets	2,294	53,214
Payment of direct costs on business transactions	(506)	(1,437)
Other	(196)	(99)

Net cash provided by investing activities	108,546	78,817

Cash flows from financing activities:
Payments under senior secured term loan	(2,500)	(2,500)
Change in bank overdraft	(2,431)	3,663
Payment of direct costs on business transaction	(4,806)	—
Payment of deferred financing costs	—	(28)
Principal payments under capital lease obligations	(304)	(1,104)
Purchase of treasury stock	(366)	—

Net cash provided by (used in) financing activities	(10,407)	31

Net increase in cash and cash equivalents	21,600	5,574
Cash and cash equivalents, beginning of period	16,083	10,509

Cash and cash equivalents, end of period	$37,683	$16,083

SCHEDULE 1
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
We utilize certain financial measures that are not calculated in accordance with accounting principles generally accepted in the United States, or GAAP, to assess our financial performance. A non-GAAP financial measure is defined as a numerical measure of a company’s financial performance that (i) excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the comparable measure calculated and presented in accordance with GAAP in the statement of income or statement of cash flows; or (ii) includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the comparable measure so calculated and presented. Our method of computation may or may not be comparable to other similarly titled measures of other companies. The following tables reconcile our non-GAAP financial measures with our financial statements presented in accordance with GAAP.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
Adjusted EBITDA	2006	2005	2006	2005
		(Dollars in thousands)
Net cash used in operating activities	$(28,515)	$(32,840)	(76,539)	$(73,274)

Change in operating assets and liabilities	32,070	(4,647)	56,827	(10,104)
Deferred income taxes	(3,822)	16,331	(14,815)	6,130
Interest expense	38,357	37,178	152,659	148,619
Accretion of interest	(1,210)	(1,094)	(4,573)	(4,611)
Interest and other income	(2,940)	(4,117)	(13,557)	(15,093)
Bad debt expense	(7,544)	(8,532)	(23,443)	(16,145)
Income tax provision (benefit)	4,423	(15,845)	16,304	(4,437)

Adjusted EBITDA	$30,819	($13,566)	$92,863	$31,085

The table above reconciles Adjusted EBITDA with what management believes is the most directly comparable GAAP measure of liquidity, net cash used in operating activities. Adjusted EBITDA can also be calculated as net loss plus net interest expense, income taxes, asset impairment, depreciation and asset disposal and amortization adjusted for other expense (which was not indicative of our ongoing cash flows from operations) and non-cash compensation. We believe Adjusted EBITDA provides a meaningful measure of liquidity, providing additional information on our cash earnings from on-going operations, our ability to service our long-term debt and other fixed obligations and our ability to fund continued growth with internally generated funds. Adjusted EBITDA is also considered by many financial analysts to be a meaningful indication of an entity’s ability to meet its future financial obligations. Adjusted EBITDA should not be construed as an alternative to cash flows from operating activities as determined in accordance with GAAP.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
Average Revenue Per User (ARPU)	2006	2005	2006	2005
	(Dollars in thousands, except ARPU)
	Consolidated
Service revenue	$178,668	$149,623	$669,671	$635,038
Subscriber retention credits	170	697	683	4,405
Revenue not generated by wireless subscribers	(2,244)	(3,464)	(9,392)	(14,090)

Adjusted service revenue	$176,594	$146,856	660,962	625,353

Average subscribers	1,067,011	942,686	1,027,974	951,142
ARPU	$55.17	$51.93	$53.58	$54.79

			Puerto Rico and				Puerto Rico and
	Continental U.S.		U.S.Virgin Islands		Continental U.S.		U.S.Virgin Islands
ARPU	segment		segment		segment		segment
	Three Months Ended December 31,				Twelve Months Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005
	(Dollars in thousands, except ARPU)
Service revenue	$126,905	$106,715	$51,763	$42,908	$477,375	$456,882	$192,296	$178,156
Subscriber retention credits	154	635	16	62	541	3,434	142	971
Revenue not generated by wireless subscribers	(131)	—	(2,113)	(3,464)	(510)	—	(8,882)	(14,090)

Adjusted service revenue	126,928	107,350	49,666	39,506	477,406	460,316	183,556	165,037

Average subscribers	761,703	685,962	305,308	256,724	742,922	702,364	285,052	248,778
ARPU	$55.55	$52.17	$54.23	$51.30	$53.55	$54.62	$53.66	$55.28
We believe ARPU, which calculates the average service revenue billed to an individual subscriber, is a useful measure to evaluate our past billable service revenue and assist in forecasting our future billable service revenue. ARPU is exclusive of service revenue credits made to retain existing subscribers and revenue not generated by wireless subscribers. Service revenue credits are discretionary reductions of the amount billed to a subscriber. We have no contractual obligation to issue these credits; therefore, ARPU reflects the amount subscribers have contractually agreed to pay us based on their specific usage pattern. Revenue not generated by wireless subscribers, which primarily consists of Universal Service Fund program revenue, is excluded from our calculation of ARPU, as this revenue does not reflect amounts billed to subscribers. ARPU is calculated by dividing service revenue, exclusive of service revenue credits made to existing subscribers and revenue not generated by wireless subscribers, by our average subscriber base for the respective period. For quarterly periods, average subscribers is calculated by adding subscribers at the beginning of the quarter to subscribers at the end of the quarter and dividing by two; for year to date periods, average subscribers is calculated by adding the average subscriber amount calculated for the quarterly periods during the period and dividing by the number of quarters in the period.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
CCPU and CPGA	2006	2005	2006	2005
	(Dollars in thousands, except CCPU and CPGA)
		Consolidated
Cost of service	$64,858	$73,896	$266,214	$270,782
General and administrative expense	51,441	55,713	201,834	218,582
Less: non-cash compensation included in cost of service and general and administrative expense	(415)	(998)	(3,610)	(7,963)
Plus: termination benefits allocated to cost of service and general and administrative expense	(95)	—	1,737	—
Total cost of equipment – transactions with existing subscribers	20,076	16,964	77,328	77,071

CCPU operating expenses	135,865	145,575	543,503	558,472

Selling expense (1)	37,134	42,313	143,172	147,669
Less: non-cash compensation included in selling expense	(76)	(276)	(508)	(1,120)
Plus: termination benefits allocated to selling expense (1)	—	—	104	—
Total cost of equipment – transactions with new subscribers (1)	21,503	20,792	73,745	90,052

CPGA operating expenses	58,561	62,829	216,513	236,601

Non-cash compensation	491	1,274	4,118	9,083
Asset impairment	—	47,700	—	47,700
Depreciation and asset disposal	21,284	103,757	230,834	282,258
Amortization	8,488	12,589	39,883	59,449

Total operating expenses	224,689	373,724	1,034,851	1,193,563

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
CCPU and CPGA	2006	2005	2006	2005
	(Dollars in thousands, except CCPU and CPGA)
		Consolidated

CCPU operating expenses (from above)	135,865	$145,575	543,503	558,472
Equipment revenue – transactions with existing subscribers	(12,990)	(8,631)	(51,456)	(25,061)

CCPU costs, net	$122,875	136,944	$492,047	$533,411

Average subscribers	1,067,011	942,686	1,027,974	951,142
CCPU	$38.39	$48.42	$39.89	$46.73

CPGA operating expenses (from above)	58,561	$62,829	216,513	236,601
Equipment revenue – transactions with new subscribers	(12,359)	(14,075)	(46,036)	(62,454)

CPGA costs, net	$46,202	48,754	$170,477	$174,147

Gross subscriber additions	119,680	123,333	433,690	403,703
CPGA	$386	$395	$393	$431

			Puerto Rico and U.S.
	Continental U.S. segment		Virgin Islands segment
	Three Months Ended December 31,
CCPU and CPGA	2006	2005	2006	2005
	(Dollars in thousands, except CCPU and CPGA)
Cost of service	$53,567	$62,002	$11,291	$11,894
General and administrative expense	37,987	39,652	13,454	16,061
Less: non-cash compensation included in cost of service and general and administrative expense	(406)	(994)	(9)	(4)
Plus: termination benefits allocated to cost of service and general and administrative expense	(95)	—	—	—
Total cost of equipment – transactions with existing subscribers	13,642	13,708	6,434	3,256

CCPU operating expenses	104,695	114,368	31,170	31,207

Selling expense (1)	26,949	29,471	10,185	12,842
Less: non-cash compensation included in selling expense	(33)	(259)	(43)	(17)
Total cost of equipment – transactions with new subscribers (1)	12,847	14,038	8,656	6,754

CPGA operating expenses	39,763	43,250	18,798	19,579

Non-cash compensation	439	1,253	52	21
Asset impairment	—	47,700	—	—
Depreciation and asset disposal	18,966	83,958	2,318	19,799
Amortization	3,614	5,453	4,874	7,136

Total operating expenses	167,477	295,982	57,212	77,742

CCPU operating expenses (from above)	104,695	114,368	31,170	31,207
Equipment revenue – transactions with existing subscribers	(10,292)	(7,579)	(2,698)	(1,052)

CCPU costs, net	$94,403	$106,789	$28,472	$30,155

Average subscribers	761,703	685,962	305,308	256,724
CCPU	$41.31	$51.89	$31.09	$39.15

CPGA operating expenses (from above)	39,763	43,250	18,798	19,579
Equipment revenue – transactions with new subscribers	(8,202)	(9,904)	(4,157)	(4,171)

CPGA costs, net	$31,561	$33,346	$14,641	$15,408
Gross subscriber additions	76,416	78,258	43,264	45,075
CPGA	$413	$426	$338	$342

			Puerto Rico and U.S.
	Continental U.S. segment		Virgin Islands segment
	Twelve Months Ended December 31,
CCPU and CPGA	2006	2005	2006	2005
	(Dollars in thousands, except CCPU and CPGA)
Cost of service	$221,713	$229,665	$44,501	$41,117
General and administrative expense	146,776	153,301	55,058	65,281
Less: non-cash compensation included in cost of service and general and administrative expense	(3,585)	(7,952)	(25)	(11)
Plus: termination benefits allocated to cost of service and general and administrative expense	1,737	—	—	—
Total cost of equipment – transactions with existing subscribers	58,269	54,556	19,059	22,515

CCPU operating expenses	424,910	429,570	118,593	128,902

Selling expense (1)	104,438	108,847	38,734	38,822
Less: non-cash compensation included in selling expense	(400)	(1,075)	(108)	(45)
Plus: termination benefits allocated to selling expense (1)	104	—	—	—
Total cost of equipment – transactions with new subscribers (1)	44,808	65,511	28,937	24,541

CPGA operating expenses	148,950	173,283	67,563	63,318

Non-cash compensation	3,985	9,027	133	56
Asset impairment	—	47,700	—	—
Depreciation and asset disposal	204,151	240,083	26,683	42,175
Amortization	17,303	26,425	22,580	33,024

Total operating expenses	799,299	926,088	235,552	267,475

CCPU operating expenses (from above)	424,910	429,570	118,593	128,902
Equipment revenue – transactions with existing subscribers	(42,629)	(22,076)	(8,827)	(2,985)

CCPU costs, net	$382,281	$407,494	$109,766	$125,917

Average subscribers	742,922	702,364	285,052	248,778
CCPU	$42.88	$48.35	$32.09	$42.18

CPGA operating expenses (from above)	148,950	173,283	67,563	63,318
Equipment revenue – transactions with new subscribers	(30,789)	(47,733)	(15,247)	(14,721)

CPGA costs, net	$118,161	$125,550	$52,316	$48,597

Gross subscriber additions	279,527	280,079	154,163	123,624
CPGA	$423	$448	$339	$393
We believe Cash Costs per User (CCPU), which calculates the cash cost to operate our business on a per subscriber basis, is a useful measure to compare our subscriber costs to that of other wireless communications providers. Our management utilizes CCPU as an integral part of internal reporting and believes CCPU is also useful to investors to evaluate our ability to control cash costs associated with providing services to customers and managing our core business operations in a cost-effective manner. In addition to our subscriber costs, CCPU includes the costs of other carriers’ subscribers roaming on our network. CCPU is calculated as the total of GAAP operating expenses reported on our consolidated statements of operations, less equipment revenue related to transactions with existing subscribers, asset impairment, depreciation and asset disposal, amortization, non-cash compensation and operating costs incurred to acquire new subscribers (as described below and denoted by (1) in the above table), divided by our average subscribers for the period. We exclude non-cash compensation from CCPU, as this is not a cash expenditure. We exclude asset impairment, depreciation, asset disposal and amortization from CCPU in order to eliminate the impact of capital investments on our assessment of our ability to serve customers in a cost-effective manner. We believe the impact of our capital investments is better evaluated through its effect on cash flow. CCPU should be considered in addition to, but not as a substitute for, information contained in our statement of operations, which was prepared in accordance with accounting principles generally accepted in the United States.
We believe Cost per Gross Addition (CPGA) is a useful measure that quantifies the costs to acquire a new subscriber. This measure also provides a gauge to compare our average acquisition costs per new subscriber to that of other wireless communication providers. CPGA is calculated by dividing the sum of equipment margin for handsets sold to new subscribers (equipment revenue less cost of equipment, which costs have historically exceeded the related revenue) plus selling expenses (exclusive of non-cash compensation) related to adding new subscribers and termination benefits and related expenses allocated to selling expense by total gross subscriber additions during the relevant period. Retail customer service expenses are excluded from CPGA, as these costs are incurred specifically for existing subscribers.

SCHEDULE 2
SELECTED OPERATING METRICS BY GEOGRAPHIC LOCATION
Consolidated operations
The table below summarizes the consolidated key metrics of our operations as of and for the three months ended December 31, 2006 and 2005.

	As of and for the three months ended December 31,
	2006	2005	Change	Change %
Gross additions	119,680	123,333	(3,653)	(3.0%)
Net additions	41,609	46,272	(4,663)	(10.1%)
Termination of subscribers*	1,247	—	(1,247)	n/a
Subscribers (end of period)	1,087,192	965,822	121,370	12.6%
Monthly subscriber churn	2.4%	2.7%	0.3%	11.1%
Average revenue per user	$55.17	$51.93	$3.24	6.2%
Cost per gross addition	$386	$395	$9	2.3%
Continental U.S. segment operations
The table below summarizes the continental U.S. segment key metrics of our operations as of and for the three months ended December 31, 2006 and 2005.

	As of and for the three months ended December 31,
	2006	2005	Change	Change %
Gross additions	76,416	78,258	(1,842)	(2.4%)
Net additions	23,808	26,018	(2,210)	(8.5%)
Termination of subscribers*	1,247	—	(1,247)	n/a
Subscribers (end of period)	772,984	698,971	74,013	10.6%
Monthly subscriber churn	2.3%	2.5%	0.2%	8.0%
Average revenue per user	$55.55	$52.17	$3.38	6.5%
Cost per gross addition	$413	$426	$13	3.1%
Puerto Rico and U.S. Virgin Islands segment operations
The table below summarizes the Puerto Rico and U.S. Virgin Islands segment key metrics of our operations as of and for the three months ended December 31, 2006 and 2005.

	As of and for the three months ended December 31,
	2006	2005	Change	Change %
Gross additions	43,264	45,075	(1,811)	(4.0%)
Net additions	17,801	20,254	(2,453)	(12.1%)
Subscribers (end of period)	314,208	266,851	47,357	17.7%
Monthly subscriber churn	2.8%	3.2%	0.4%	12.5%
Average revenue per user	$54.23	$51.30	$2.93	5.7%
Cost per gross addition	$338	$342	$4	1.2%
*	Relates to the termination of subscribers as a result of our agreement to sell our Athens, Georgia network and related FCC licenses to Cingular Wireless. This transaction closed in January 2007.